                                                                   Exhibit 10.50




                                  July 1, 1997



The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670
Attention:  Patrick J. Power

Bank United
400 Colony Square, Suite 200
Atlanta, Georgia  30361
Attention:  John D. West

         Re:  CREDIT AGREEMENT DATED JUNE 20, 1997

Gentlemen:

         This letter will confirm our request for an amendment to the above Credit Agreement to accommodate our sales of Qualifying Loans to Greenwich Capital in the two following respects:

         (1) In the paragraph of the definition of "Borrowing Base" authorizing the Agent to grant temporary waivers, the amount of $200,000 will be increased to $2,000,000 from the date hereof through October 31, 1997; and

         (2) In clause (vi)(2) of the definition of "Eligible Qualifying Loan" the following phrase will be added at the end thereof "and, if the Borrower has subsequently delivered possession of such Required Qualifying Loan Documents and Additional Required Qualifying Loan Documents to a third party, such third party has been approved by the Agent and has executed a bailee letter satisfactory to the Agent acknowledging the security interest therein held by the Collateral Agent for the benefit of the Lenders".

         All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Credit Agreement referenced above. A form of the bailee letter referred to in item (2) above is attached to this letter.

         If these modifications are acceptable, please execute and return a copy of this letter.

                                           Very truly yours,

                                           MEGO MORTGAGE CORPORATION

                                           By:
                                               --------------------------------
                                           Its:
                                               --------------------------------

APPROVED:

THE FIRST NATIONAL BANK OF CHICAGO,
individually as a Lender and as Agent


By:
   ----------------------------------
Title:
      -------------------------------


BANK UNITED, as a Lender


By:
   ----------------------------------
Title:
      -------------------------------

                                  July 1, 1997




FIRST CHICAGO NATIONAL PROCESSING
CORPORATION, as Collateral Agent
1111 Arroyo Parkway, Suite 630
Pasadena, California  91105
Attention:  Manager

         Re:   MEGO MORTGAGE CORPORATION

         This letter will evidence our agreement to forward to you from time to time schedules of loan numbers listing loans delivered to the undersigned by MEGO MORTGAGE CORPORATION (the "Borrower") which are being held by the undersigned pending their sale to Greenwich Capital Markets, Inc. Nothing herein shall be deemed to be an undertaking that the undersigned has reviewed any of the loan documents for completeness or compliance with your credit facility.

         The undersigned acknowledges that you as "Collateral Agent" and the Borrower have advised the undersigned that such loans comprise a portion of the collateral under that certain Credit Agreement dated as of June 20, 1997 by and among the Borrower, The First National Bank of Chicago (the "Agent") and the lenders thereunder, as amended from time to time and that each of the loans is subject to a security interest in favor of the undersigned on behalf of the lenders under such Credit Agreement which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such loan (as set forth on the schedule attached hereto) by wire transfer to the following account of the Borrower.

                     WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT
                   The First National Bank of Chicago, ABA No.
                                   071000013,
       for the account of Mego Mortgage Corporation, Account No. 19-29623,
                             Cash Collateral Account

 Pending the purchase of each loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and the undersigned shall hold possession of such loans and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Collateral Agent for the benefit of the Lenders. In no event shall any loan be returned or sales proceeds remitted to the Borrower.

                                         Sincerely,

                                         FIRST TRUST NATIONAL ASSOCIATION

                                         By:
                                             -----------------------------------
                                         Title:
                                             -----------------------------------
                                         Address:
                                                  ------------------------------

         The undersigned Borrower agrees to and acknowledges the terms of this letter. The instructions set forth in this letter cannot be altered except by written instructions executed by Collateral Agent.



                                         MEGO MORTGAGE CORPORATION



                                         By:
                                             -----------------------------------
                                         Title:
                                             -----------------------------------
                                         Address:
                                                  ------------------------------